SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549
                                        FORM 8-K
                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934
           Date of Report (Date of earliest event reported):  December 26, 2002
>
                                 IMH ASSETS CORP.
          (as Company under a Series 2002-8 Indenture, dated as of November 27,
>
         2002 providing for, inter alia, the issuance of Collateralized Asset-
>
          Backed Bonds, Series 2002-8).
                      IMH ASSETS CORP IMPAC CMB TRUST SERIES 2002-8
                 (Exact name of Registrant as specified in its Charter)
                                        DELAWARE
                    (State or Other Jurisdiction of Incorporation)
               333-100890-01                          33-0705301
          (Commission File Number)        (I.R.S. Employer Identification No.)
>
          1401 DOVE STREET
          NEWPORT BEACH, CALIFORNIA                    92660
          (Address of principal executive offices)     (Zip Code)
          Registrant's Telephone Number, Including Area Code:  (949) 475-3600
     Item 5.  Other Events
     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.
     Item 7.  Financial Statement and Exhibits
     Exhibits:  (as noted in Item 5 above)
     Monthly Remittance Statement to the Certificateholders dated as of December 26, 2002.
                                     SIGNATURE
               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its
>
          behalf by the undersigned, hereunto duly authorized.
                                  Deutsche Bank National Trust Company,
                                 not in its individual capacity, but solely as
>
                                  a duly authorized agent of the Registrant
                                  pursuant to the Indenture, dated as of
                                  Novemebr 27, 2002.
          Date:  Jan 09, 2003            By:  /s/ Katherine M. Wannenmacher
                                         Katherine M. Wannenmacher
                                         Vice President
                                   EXHIBIT INDEX
          DOCUMENT
          Monthly Remittance Statement to the Certificateholders
          dated as of December 26, 2002.
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
               December 26, 2002 Distribution
               Contents
                                             TABLE OF CONTENTS

>                                         Page
                                             1.             Contents
>                                         1
                                             2.             Certificate Payment
> Report                                  2
                                             3.             Collection Account
>Report                                   4
                                             4.             Credit Enhancement
>Report                                   7
                                             5.             Collateral Report
>                                         8
                                             6.             Delinquency Report
>                                         11
                                             7.             REO Report
>                                         12
                                             8.             Prepayment Report
>                                         13
                                             9.             Prepayment Detail R
>eport                                    16
                                             10.            Realized Loss Repor
>t                                        17
                                             11.            Realized Loss Detai
>l Report                                 20
                                             12.            Triggers, Adj. Rate
> Cert. and Miscellaneous Report          21
                                             13.            Other Related Infor
>mation                                   22
                                                            Total Number of Pag
>es                                                    22
                                             CONTACTS
                                                            Administrator:   Ja
>mes F Noriega
                                                            Direct Phone Number
>:   (714)247-6281
                                                            Address:   Deutsche
> Bank
                                                                             17
>61 E. St. Andrew Place, Santa Ana, CA 92705
                                                            Web Site:   http://
>www.corporatetrust.db.com/invr
                                                            Factor Information:
>   (800) 735-7777
                                                            Main Phone Number:
>  (714) 247-6000
ISSUANCE INFORMATION
               Seller:                       IMPAC Mortgage Holdings Inc.
>                                         Cut-Off Date:              November 1,
> 2002
               Certificate Insurer(s):       AMBAC Indemnity Corporation
>                                         Closing Date:               November 2
>7, 2002

>                                         First Payment Date:    December 26, 20
>02
               Servicer(s):                  Impac Funding Corporation      Mas
>ter Servicer
                                             Wendover Funding, Inc.      Sub-Se
>rvicer
                                             Countrywide Home Loans, Inc.
>Sub-Servicer

>                                         Distribution Date:        December 26,
> 2002
               Underwriter(s):               Countrywide Securities      Underw
>riter                                    Record Date:                December 2
>4, 2002
                                             J. P. Morgan      Underwriter
>                                                                             No
>vember 29, 2002

>           Page 1 of 22
>         COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
                   Series 2002-8
               Certificate Payment Report for December 26, 2002 Distribution
               Distribution in Dollars - Current Period
                                                                           Prio
>r
>       Current
               Class          Original                                     Prin
>cipal                                    Total          Realized       Deferred
>       Principal
Class          Type           Face Value                                   Bala
>nce        Interest       Principal      Distribution   Losses         Interest
>       Balance
                                                                           (1)
>           (2)            (3)            (4)=(2)+(3)    (5)            (6)
>       (7)=(1)-(3)-(5)+(6)
A              FLT, STEP,           420187500
>  420187500      622811.25      819190.48     1442001.73              0
>      0    419368309.5
B              FLT, STEP,            27562500
>   27562500       85037.97       53735.39      138773.36              0
>      0    27508764.61
Cert           R                            0
>          0      138915.19              0      138915.19              0
>      0              0
Total                               447750000
>  447750000      846764.41      872925.87     1719690.28              0
>      0    446877074.1
               Interest Accrual Detail                                     Curr
>ent Period Factor Information per $1,000 of Original Face

>           Orig. PrincipalPrior
>       Current
               Period         Period
>           (with Notional)Principal                                    Total
>       Principal
Class          Starting       Ending                        Method         Cusi
>p          Balance        Balance        Interest       Principal      Distribu
>tion   Balance

>                          (1)            (2)            (3)            (4)=(2)+
>(3)    (5)
A                        37587          37615               A-Act/360      4525
>4NDH7            420187500           1000    1.482222222    1.949583174    3.43
>1805396    998.0504168
B                        37587          37615               A-Act/360      4525
>4NDJ3             27562500           1000    3.085277823    1.949583311    5.03
>4861134    998.0504167
Cert                     37587          37615               -
>                         0              0              0              0
>      0              0

>                          Page 2 of  22
>         COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
                   Series 2002-8
               Certificate Payment Report for December 26, 2002 Distribution Distribution in Dollars - to Date

>
>       Current
               Original                                                    Unsc
>heduled    Scheduled      Total          Total          Realized       Deferred
>       Principal
Class          Face Value                    Interest                      Prin
>cipal      Principal      Principal      Distribution   Losses         Interest
>       Balance
               (1)                           (2)                           (3)
>           (4)            (5)=(3)+(4)    (6)=(2)+(5)    (7)            (8)
>       (9)=(1)-(5)-(7)+(8)
A                    420187500                     622811.25
>718597.9773    100592.5027      819190.48     1442001.73              0
>      0    419368309.5
B                     27562500                      85037.97
>47136.95274    6598.437261       53735.39      138773.36              0
>      0    27508764.61
Cert                         0                     138915.19
>          0              0              0      138915.19              0
>      0              0
Total                447750000                     846764.41
>  765734.93      107190.94      872925.87     1719690.28              0
>      0    446877074.1
               Interest Detail
               Pass-          Prior Principal
>           Non-           Prior          Unscheduled                   Paid or
>       Current
               Through        (with Notional)                              Accr
>ued        Supported      Unpaid         Interest       Optimal        Deferred
>       Unpaid
Class          Rate           Balance                                      Inte
>rest       Interest SF    Interest       Adjustments    Interest       Interest
>       Interest
                                                                           (1)
>           (2)            (3)            (4)            (5)=(1)-(2)+(3)(6)
>       (7)=(5)-(6)
A                       0.0184      420187500
>  622811.25              0              0              0      622811.25      62
>2811.25              0
B                  0.023504705       27562500
>   52187.79              0              0              0       52187.79       8
>5037.97              0
Cert                                        0
>          0              0              0              0      138915.19      13
>8915.19              0
Total                               447750000
>  674999.04              0              0              0      813914.23      84
>6764.41              0

>                          Page 3 of  22
>         COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
               Series 2002-8
               Collection Account Report for December 26, 2002 Distribution
               Collection Account Report
SUMMARY
>                                         TOTAL
               Principal Collections
>                                         872,926.86
               Principal Withdrawals
>                                         0.00
               Principal Other Accounts
>                                         0.00
               TOTAL PRINCIPAL
>                                         872,926.86
               Interest Collections
>                                         1,200,973.01
               Interest Withdrawals
>                                         0.00
               Interest Other Accounts
>                                         (196,900.19)
               Interest Fees
>                                         (157,309.40)
               TOTAL INTEREST
>                                         846,763.42
               TOTAL AVAILABLE FUNDS TO BONDHOLDERS
>                                         1,719,690.28
PRINCIPAL - COLLECTIONS
>                                         TOTAL
               Scheduled Principal
>                                         107,190.94
               Curtailments
>                                         3,265.88
               Prepayments in Full
>                                         372,470.04
               Repurchases/Substitutions
>                                         390,000.00
               Liquidations
>                                         0.00
               Insurance Principal
>                                         0.00
               Other Additional Principal
>                                         0.00
               Delinquent Principal
>                                         (35,491.76)
               Realized Losses
>                                         0.00
               Substitution Adjustments- Principal
>                                         0.00
               Termination Price Amounts- Principal
>                                         0.00
               Additional Principal Amts
>                                         0.00
               Principal Advanced
>                                         35,491.76
               TOTAL PRINCIPAL
>                                         872,926.86
                                                            Page 4 of 22
>                                           COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
               Series 2002-8
               Collection Account Report for December 26, 2002 Distribution
               Collection Account Report
PRINCIPAL - WITHDRAWALS
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK
PRINCIPAL - OTHER ACCOUNTS
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK
INTEREST - COLLECTIONS
>                                         TOTAL
               Scheduled Interest
>                                         1,186,420.79
               Repurchases/Substitutions
>                                         1,868.75
               Liquidations
>                                         0.00
               Insurance Interest
>                                         0.00
               Other Additional Interest
>                                         66,825.94
               Prepayment Interest Shortfalls
>                                         (2,709.39)
               Relief Act Interest Shortfalls
>                                         0.00
               Delinquent Interest
>                                         (825,284.53)
               Interest Realized Losses
>                                         0.00
               Compensating Interest
>                                         2,709.39
               Substitution Adjustments- Interest
>                                         0.00
               Termination Price Amounts- Interest
>                                         0.00
               Additional Interest Amts
>                                         0.00
               Interest Prepayment Premiums
>                                         0.00
               Interest Advanced
>                                         771,142.06
               Cap Contract Payment Amt
>                                         0.00
               TOTAL INTEREST
>                                         1,200,973.01
                                                            Page 5 of 22
>                                           COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
               Series 2002-8
               Collection Account Report for December 26, 2002 Distribution
               Collection Account Report
INTEREST - WITHDRAWALS
>                                         TOTAL
               Prev. Unreimbursed PMI Premiums
>                                         0.00
               Prev. Unreimbursed Spec Haz Premiums
>                                         0.00
               Prev. Unreimbursed Liq. Expenses
>                                         0.00
               Prev. Unreimbursed Master/Sub-Servicing Fees
>                                         0.00
               Amt Rvcd Not Due Bondholder /Deposits in Error
>                                         0.00
               Prev. Unreimb. P&I Advances/Non Recov Advances
>                                         0.00
               Prev. Unreimbursed Servicing Advances
>                                         0.00
               Clear and Terminate Collection Account
>                                         0.00
               TOTAL INTEREST WITHDRAWALS
>                                         0.00
INTEREST - OTHER ACCOUNTS
>                                         TOTAL
               Cap Contract Payment Amounts
>                                         0.00
               Floor Contract Payment Amounts
>                                         0.00
               Swap Contract Payment Amounts
>                                         196,900.19
INTEREST - FEES
>                                         TOTAL
               Owner Trustee Fee
>                                         637.50
               Indenture Trustee Fee
>                                         2,175.00
               Bond Insurance Premium Amount
>                                         66,399.98
               Radian PMI Insurance Premiums
>                                         27,482.18
               Current Servicing Fees
>                                         60,614.74
               TOTAL INTEREST  FEES
>                                         157,309.40
                                                            Page 6 of 22
>                                           COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
               Series 2002-8
               Credit Enhancement Report for December 26, 2002 Distribution
               Credit Enhancement Report
ACCOUNTS
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK
INSURANCE
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK
STRUCTURAL FEATURES
>                                         TOTAL
               Current Periods Required Overcollateralization Amt
>                                         2,250,000.01
               Current Periods Overcollateralization Amt
>                                         2,250,000.01
               Current Periods Extra Principal Distribution
>                                         0.00
               Current Periods Net Monthly Excess Cashflow
>                                         171,765.37
               Current Periods Overcollateralization Release
>                                         0.99
               60 Day Rolling Delinquency Amount
>                                         0.00
               90 Day Rolling Delinquency Amount
>                                         0.00
               Available Funds Rate
>                                         2.3505%
                                                            Page 7 of 22
>                                           COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
               Series 2002-8
               Collateral Report for December 26, 2002 Distribution
               Collateral Report
COLLATERAL
>                                         TOTAL
               Loan Count:
               Original
>                                                    1251
               Prior
>                                                       0
               Prefunding
>                                                       0
               Scheduled Paid Offs
>                                                       0
               Full Voluntary Prepayments
>                                                      -1
               Repurchases
>                                                      -1
               Liquidations
>                                                       0
               Current
>                                                    1249
               Principal Balance:
               Original
>                                             342705940.3
               Prior
>                                                       0
               Prefunding
>                                                       0
               Scheduled Principal
>                                              -107190.94
               Partial and Full Voluntary Prepayments
>                                              -375735.92
               Repurchases
>                                                 -390000
               Liquidations
>                                                       0
               Current
>                                             341833013.5
PREFUNDING
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK
Current Prin Balance by Groups (in millions of dollars)                    Tota
>l Current Principal Balance (in millions of dollars)
                                                            Page 8 of 22
>                                           COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
               Series 2002-8
               Collateral Report for December 26, 2002 Distribution
               Collateral Report
CHARACTERISTICS
>                                         TOTAL
               Weighted Average Coupon Original
>                                             0.041608484
               Weighted Average Coupon Prior
               Weighted Average Coupon Current
>                                             0.041608484
               Weighted Average Months to Maturity Original
>                                                     359
               Weighted Average Months to Maturity Prior
>                                                       0
               Weighted Average Months to Maturity Current
>                                                     359
               Weighted Avg Remaining Amortization Term Original
>                                             357.9008753
               Weighted Avg Remaining Amortization Term Prior
>                                                       0
               Weighted Avg Remaining Amortization Term Current
>                                             357.9008753
               Weighted Average Seasoning Original
>                                              1.88608338
               Weighted Average Seasoning Prior
>                                                       0
               Weighted Average Seasoning Current
>                                              1.88608338
Note:  Original information refers to deal issue.
WAC by Groups                                                              Tota
>l WAC
WARAT by Groups                                                            Tota
>l WARAT
Note: Dates correspond to distribution dates.
                                                            Page 9 of 22
>                                           COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
               Series 2002-8
               Collateral Report for December 26, 2002 Distribution
               Collateral Report
ARM CHARACTERISTICS
>                                         TOTAL
               Weighted Average Margin Original
>                                              0.02778521
               Weighted Average Margin Prior
>                                                       0
               Weighted Average Margin Current
>                                              0.02778521
               Weighted Average Max Rate Original
>                                              0.11853185
               Weighted Average Max Rate Prior
>                                                       0
               Weighted Average Max Rate Current
>                                              0.11853185
               Weighted Average Min Rate Original
>                                              0.02982725
               Weighted Average Min Rate Prior
>                                                       0
               Weighted Average Min Rate Current
>                                              0.02982725
               Weighted Average Cap Up Original
>                                              0.01013125
               Weighted Average Cap Up Prior
>                                                       0
               Weighted Average Cap Up Current
>                                              0.01013125
               Weighted Average Cap Down Original
>                                              0.01013125
               Weighted Average Cap Down Prior
>                                                       0
               Weighted Average Cap Down Current
>                                              0.01013125
Note:  Original information refers to deal issue.
SERVICING FEES / ADVANCES
>                                         TOTAL
               Current Servicing Fees
>                                         60,614.74
               Delinquent Servicing Fees
>                                         54,142.47
               TOTAL SERVICING FEES
>                                         114,757.21
               Total Servicing Fees
>                                         114,757.21
               Compensating Interest
>                                         2,709.39
               Delinquent Servicing Fees
>                                         (54,142.47)
               COLLECTED SERVICING FEES
>                                         63,324.13
               Current PPIS
>                                         2,709.39
               Current Net PPIS
>                                         5,418.78
               Total Advanced Principal For Current Payment Date
>                                         35,491.76
               Total Advanced Interest For Current Payment Date
>                                         771,142.06
               TOTAL ADVANCES FOR CURRENT PERIOD
>                                         806,633.82
ADDITIONAL COLLATERAL INFORMATION
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK
                                                            Page 10 of 22
>                                           COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
               Series 2002-8
               Delinquency Report for December 26, 2002 Distribution
               Delinquency Report  - Total
                                                            CURRENT        1 PA
>YMENT      2  PAYMTS      3+  PAYMTS     TOTAL
DELINQUENT                    Balance
>          0              0              0              0
                              % Balance
>          0              0              0              0
                              # Loans
>          0              0              0              0
                              % # Loans
>          0              0              0              0
FORECLOSURE                   Balance                                     0
>          0              0              0              0
                              % Balance                                   0
>          0              0              0              0
                              # Loans                                     0
>          0              0              0              0
                              % # Loans                                   0
>          0              0              0              0
BANKRUPTCY                    Balance                                     0
>          0              0              0              0
                              % Balance                                   0
>          0              0              0              0
                              # Loans                                     0
>          0              0              0              0
                              % # Loans                                   0
>          0              0              0              0
REO                           Balance                                     0
>          0              0              0              0
                              % Balance                                   0
>          0              0              0              0
                              # Loans                                     0
>          0              0              0              0
                              % # Loans                                   0
>          0              0              0              0
TOTAL                         Balance                                     0
>          0              0              0              0
                              % Balance                                   0
>          0              0              0              0
                              # Loans                                     0
>          0              0              0              0
                              % # Loans                                   0
>          0              0              0              0
Note: Current = 0-30days, 1 Payment =31-60days, 2 Payments = 61-90days, 3+ Pay >ments = 91+

>                                         6 Months Moving Average
1 or 2 Payments Delinquent                                                 3 or
> More Payments Delinquent
Total Foreclosure                                                          Tota
>l Bankruptcy and REO
Note: Dates correspond to distribution dates.
                                                            Page 11 of 22
>                                           COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
               Series 2002-8
               REO Report for December 26, 2002 Distribution
               REO Report  -  Mortgage Loans that Become REO During Current Dis
>tribution
SUMMARY                                                         LOAN GROUP
Total Loan Count =   0                                           Loan Group 1
>=  Adjustable Group;   REO Book Value  =  000.00
Total Original Principal Balance =   000.00
Total Current Balance =   000.00
REO Book Value =   000.00
REO Book Value reported corresponds to total REO loans, including loans that be >come REO during current distribution.
Loan Number                   Original       Stated                        Curr
>ent        State &
&                             Principal      Principal      Paid to        Note
>           LTV at         Original       Origination
Loan Group                    Balance        Balance        Date           Rate
>           Origination    Term           Date
SPACE INTENTIONALLY LEFT BLANK
                                                            Page 12 of 22
>                                           COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
               Series 2002-8
               Prepayment Report for December 26, 2002 Distribution
               Prepayment Report  -  Voluntary Prepayments
VOLUNTARY PREPAYMENTS
>                                         TOTAL
               Current
               Number of Paid in Full Loans
>                                                       1
               Number of Repurchased Loans
>                                                       1
               Total Number of Loans Prepaid in Full
>                                                       2
               Paid in Full Balance
>                                               372470.04
               Repurchased Loans Balance
>                                                  390000
               Curtailments Amount
>                                                 3265.88
               Total Prepayment Amount
>                                               765735.92
               Cumulative
               Number of Paid in Full Loans
>                                                       1
               Number of Repurchased Loans
>                                                       1
               Total Number of Loans Prepaid in Full
>                                                       2
               Paid in Full Balance
>                                               372470.04
               Repurchased Loans Balance
>                                                  390000
               Curtailments Amount
>                                                 3265.88
               Total Prepayment Amount
>                                               765735.92
               Current Prin Balance of Repurchases Per Sec 3.18
>                                         0.00
               Cumulative Prin Balance of Repurchases Per Sec 3.18
>                                         0.00
Total Prepayments by Groups  (in thousands of dollars)                     Tota
>l Prepayments (in thousands of dollars)
                                                            Page 13 of 22
>                                           COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
               Series 2002-8
               Prepayment Report for December 26, 2002 Distribution
               Prepayment Report  -  Voluntary Prepayments
VOLUNTARY PREPAYMENT RATES
>                                         TOTAL
               SMM
>                                             0.002235081
               3 Months Avg SMM
               12 Months Avg SMM
               Avg SMM Since Cut-off
>                                             0.002235081
               CPR
>                                             0.026493706
               3 Months Avg CPR
               12 Months Avg CPR
               Avg CPR Since Cut-off
>                                             0.026493706
               PSA
>                                             7.023471612
               3 Months Avg  PSA Approximation
               12 Months Avg PSA Approximation
               Avg PSA Since Cut-off Approximation
>                                             7.023471612
CPR by Groups                                                              Tota
>l CPR
PSA by Groups                                                              Tota
>l PSA
                                                            Page 14 of 22
>                                           COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
               Series 2002-8
               Prepayment Report for December 26, 2002 Distribution
               Prepayment Report  -  Voluntary Prepayments
CPR Avg since Cut-Off by Groups                                            Tota
>l CPR Avg since Cut-Off
PSA Avg since Cut-Off  by Groups                                           Tota
>l PSA Avg since Cut-Off
PREPAYMENT CALCULATION METHODOLOGY
               Single Monthly Mortality (SMM):    (Voluntary partial and full p
>repayments + Repurchases)/(Beg Principal Balance - Sched Principal)
               Conditional Prepayment Rate (CPR):    1-((1-SMM)^12)
               PSA Standard Prepayment Model:    CPR/(0.02*min(30,WAS))
               Average SMM over period between nth month and mth month (AvgSMMn
>,m):    [(1-SMMn) * (1-SMMn+1) *.......*(1-SMMm)]^(1/months in period n,m)
               Average CPR over period between the nth month and mth month (Avg
>CPRn,m):    1-((1-AvgSMMn,m)^12)
               Average PSA Approximation over period between the nth month and
>mth month:    AvgCPRn,m/(0.02*Avg WASn,m))
               Average WASn,m:    (min(30,WASn)+min(30,WASn+1)+.......+min(30,W
>ASm)/(number of months in the period n,m)
               Weighted Average Seasoning (WAS)
               Note:  Prepayment rates are calculated since deal issue date and
> include partial and full voluntary prepayments and repurchases.
                          Dates correspond to distribution dates.
                                                            Page 15 of 22
>                                           COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
               Series 2002-8
               Prepayment Detail Report for December 26, 2002 Distribution
               Prepayment Detail Report  -  Loans Prepaid in Full During Curren
>t Distribution
SUMMARY
>           LOAN GROUP
Total Loan Count =   2
>           Loan Group 1    =    Adjustable Group
Total Original Principal Balance =   765,000.00
Total Prepayment Amount =   762,470.04
Loan Number                                  Original
>           Current        State &        Type Prepayment
&                             Loan           Principal      Prepayment     Prep
>ayment     Note           LTV at         &              Origination
Loan Group                    Status         Balance        Amount         Date
>           Rate           Origination    Original Term  Date
1100363696  1                                         375000      372470.04
>      37578         0.0625FL  -  76.54%  Paid Off  -  36          37575
2500020591  1                                         390000         390000
>      37591         0.0575CA  -  44.83%  Repur/Subs  -            37580
                                                                           Page
> 16 of 22                                                 COPYRIGHT 2002 Deutsc
>he Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
               Series 2002-8
               Realized Loss Report for December 26, 2002 Distribution
               Realized Loss Report  -  Collateral
COLLATERAL REALIZED LOSSES
>                                         TOTAL
               Current
               Number of Loans Liquidated
>                                                       0
               Collateral Realized Loss/(Gain) Amount
>                                                       0
               Net Liquidation Proceeds
>                                                       0
               Cumulative
               Number of Loans Liquidated
>                                                       0
               Collateral Realized Loss/(Gain) Amount
>                                                       0
               Net Liquidation Proceeds
>                                                       0
               Note: Collateral realized losses may include adjustments to loan
>s liquidated in prior periods.
               Cumulative Loss Percentage For Related Payment Date
>                                         0.0000%

>                                            3 Months Moving Average
Collateral Loss Severity Approximation  by Groups                          Coll
>ateral Loss Severity Approximation
                                                            Page 17 of 22
>                                           COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
               Series 2002-8
               Realized Loss Report for December 26, 2002 Distribution
               Realized Loss Report  -  Collateral
DEFAULT SPEEDS
>                                         TOTAL
               MDR
>                                                       0
               3 Months Avg MDR
               12 Months Avg MDR
               Avg MDR Since Cut-off
>                                                       0
               CDR
>                                                       0
               3 Months Avg CDR
               12 Months Avg CDR
               Avg CDR Since Cut-off
>                                                       0
               SDA
>                                                       0
               3 Months Avg  SDA Approximation
               12 Months Avg SDA Approximation
               Avg SDA Since Cut-off Approximation
>                                                       0
               Loss Severity Approximation for Current Period
               3 Months Avg Loss Severity Approximation
               12 Months Avg Loss Severity Approximation
               Avg  Loss Severity Approximation Since Cut-off
CDR by Groups                                                              Tota
>l CDR
SDA by Groups                                                              Tota
>l SDA
                                                            Page 18 of 22
>                                           COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
               Series 2002-8
               Realized Loss Report for December 26, 2002 Distribution
               Realized Loss Report  -  Collateral
CDR Avg since Cut-Off by Groups                                            Tota
>l CDR Avg since Cut-Off
SDA Avg since Cut-Off  by Groups                                           Tota
>l SDA Avg since Cut-Off
COLLATERAL REALIZED LOSS  CALCULATION METHODOLOGY
               Monthly Default Rate (MDR):    (Beg Principal Balance of Liquida
>ted Loans)/(Total Beg Principal Balance)
               Conditional Default Rate (CDR):    1-((1-MDR)^12)
               SDA Standard Default Assumption:    CDR/IF(WAS<61,MIN(30,WAS)*0.
>02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
               Average MDR over period between nth month and mth month (AvgMDRn
>,m):    [(1-MDRn) * (1-MDRn+1) *.......*(1-MDRm)]^(1/months in period n,m)
               Average CDR over period between the nth month and mth month (Avg
>CDRn,m):    1-((1-AvgMDRn,m)^12)
               Average SDA Approximation over period between the nth month and >mth month:
                         AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX
>(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
               Average WASn,m:    (WASn + WASn+1 +.......+ WASm )/(number of mo
>nths in the period n,m)
               Loss Severity Approximation for current period: sum(Realized Los >s Amount)/sum(Beg Principal Balance of Liquidated Loans)
               Average Loss Severity Approximation over period between nth mont >h and mth month: Avg(Loss Severityn,m)
               Note: Default rates are calculated since deal issue date and in >clude realized gains and additional realized losses and gains from prior period >s.
                          Dates correspond to distribution dates.
                                                            Page 19 of 22
>                                           COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
               Series 2002-8
               Realized Loss Detail Report for December 26, 2002 Distribution Realized Loss Detail Report - Loans Liquidated During Current
>Distribution
SUMMARY
>           LOAN GROUP
Total Loan Count =   0
>           Loan Group 1    =    Adjustable Group
Total Original Principal Balance =   0.00
Total Prior Principal Balance =   0.00
Total Realized Loss Amount =   0.00
Total Net Liquidation Proceeds =   0.00
Loan Number                                  Original       Prior
>           Current        State &
&                             Loan           Principal      Principal      Real
>ized       Note           LTV at         Original       Origination
Loan Group                    Status         Balance        Balance        Loss
>/(Gain)    Rate           Origination    Term           Date
SPACE INTENTIONALLY LEFT BLANK
                                                                           Page
> 20 of 22                                                 COPYRIGHT 2002 Deutsc
>he Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
               Series 2002-8
               Triggers, Adj. Rate Cert. and Miscellaneous Report for December >26, 2002 Distribution
               Triggers, Adj. Rate Cert. and Miscellaneous Report
TRIGGER EVENTS
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK
ADJUSTABLE RATE CERTIFICATE INFORMATION
>                                         TOTAL
               Current Periods Basis Risk Shortfall Carry Forward Amt
>                                         32,850.18
               Cumulative Basis Risk Shortfall Carry Forward Amt
>                                         0.00
               Current Periods LIBOR Rate
>                                         1.3800%
ADDITIONAL INFORMATION
>                                         TOTAL
               Current Periods Net Mortgage Rate
>                                         3.6565%
                                                            Page 21 of 22
>                                           COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-8
               Collateralized Asset-Backed Bonds
               Series 2002-8
               Other Related Information for December 26, 2002 Distribution Other Related Information
ADDITIONAL INFORMATION
>                                         TOTAL
               Total Derivative Payments
>                                         84,257.62
                 FXNCC5020
>                                         0.00
                 N/A
>                                         0.00
                 FXIMP028A
>                                         7,760.22
                 FXIMP028B
>                                         11,618.34
                 FXIMP028C
>                                         11,618.34
                 FXIMP028D
>                                         12,185.71
                 FXIMP028O
>                                         8,667.08
                 FXIMP028P
>                                         9,945.83
                 FXIMP028R
>                                         6,544.45
                 FXIMP028T
>                                         6,372.23
                 FXIMP028U
>                                         9,545.42
                                                            Page 22 of 22
>                                           COPYRIGHT 2002 Deutsche Bank